Acquisitions	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions

NOTE 2. ACQUISITIONS

For a full description of our acquisition activity, reference is made to Note 3 of our 2016 Annual Report on Form 10-K.

We continually evaluate potential acquisitions that either strategically fit with our existing portfolio or expand our portfolio into a new and attractive business area. We have completed a number of acquisitions that have been accounted for as purchases and have resulted in the recognition of goodwill in our financial statements. This goodwill arises because the purchase prices for these businesses reflect a number of factors including the future earnings and cash flow potential of these businesses, the multiple to earnings, cash flow and other factors at which similar businesses have been purchased by other acquirers, the competitive nature of the processes by which we acquired the businesses, the avoidance of the time and costs which would be required (and the associated risks that would be encountered) to enhance our existing offerings to key target markets and develop new and profitable businesses, and the complementary strategic fit and resulting synergies these businesses bring to existing operations.

We make an initial allocation of the purchase price at the date of acquisition based upon our understanding of the fair value of the acquired assets and assumed liabilities. We obtain this information during due diligence and through other sources. In the months after closing, as we obtain additional information about these assets and liabilities, including through tangible and intangible asset appraisals, and learn more about the newly acquired business, we are able to refine the estimates of fair value and more accurately allocate the purchase price. Only items identified as of the acquisition date are considered for subsequent adjustment. We are in the process of obtaining valuations of certain acquired intangible assets in connection with certain acquisitions. We make appropriate adjustments to purchase price allocations prior to completion of the applicable measurement period, as required.

NOTE 3. ACQUISITIONS

We continually evaluate potential acquisitions that either strategically fit with our existing portfolio or expand our portfolio into a new and attractive business area. We have completed a number of acquisitions that have been accounted for as purchases and have resulted in the recognition of goodwill in our financial statements. This goodwill arises because the purchase prices for these businesses reflect a number of factors including the future earnings and cash flow potential of these businesses, the multiple to earnings, cash flow and other factors at which similar businesses have been purchased by other acquirers, the competitive nature of the processes by which we acquired the businesses, the avoidance of the time and costs which would be required (and the associated risks that would be encountered) to enhance our existing offerings to key target markets and develop new and profitable businesses, and the complementary strategic fit and resulting synergies these businesses bring to existing operations.

We make an initial allocation of the purchase price at the date of acquisition based upon our understanding of the fair value of the acquired assets and assumed liabilities. We obtain this information during due diligence and through other sources. In the months after closing, as we obtain additional information about these assets and liabilities, including through tangible and intangible asset appraisals, and learn more about the newly acquired business, we are able to refine the estimates of fair value and more accurately allocate the purchase price. Only items identified as of the acquisition date are considered for subsequent adjustment. We are in the process of obtaining valuations of certain acquired intangible assets in connection with certain acquisitions. We make appropriate adjustments to purchase price allocations prior to completion of the applicable measurement period, as required.

During 2016, we acquired three businesses for total consideration of $190 million in cash, net of cash acquired. The businesses acquired complement existing units of both our segments. The aggregate annual sales of these businesses at the time of their respective acquisitions, in each case based on the company’s revenues for its last completed fiscal year prior to the acquisition, were approximately $47 million. We preliminarily recorded an aggregate of $113 million of goodwill related to these acquisitions.

During 2015, we acquired two businesses for total consideration of $37 million in cash, net of cash acquired. The businesses acquired complement existing units of both our segments. The aggregate annual sales of these two businesses at the time of their respective acquisitions, in each case based on the acquired company’s revenues for its last completed fiscal year prior to the acquisition, were approximately $18 million. We recorded an aggregate of $21 million of goodwill related to these acquisitions.

During 2014, we acquired six businesses for total consideration of $289 million in cash, net of cash acquired. The businesses acquired complement existing units of both our segments. The aggregate annual sales of these six businesses at the time of their respective acquisitions, in each case based on the acquired company’s revenues for its last completed fiscal year prior to the acquisition, were approximately $133 million. We recorded an aggregate of $151 million of goodwill related to these acquisitions.

The following summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition for all acquisitions consummated during the years ended December 31 ($ in millions):

	2016	2015	2014
Accounts receivable	$5.2	$2.8	$21.0
Inventories	2.2	3.1	30.5
Property, plant and equipment	0.6	1.0	8.5
Goodwill	113.2	21.2	151.1

Other intangible assets, primarily customer relationships, trade names and technology	82.7	13.0	113.8
Trade accounts payable	(1.5)	(0.9)	(8.0)
Other assets and liabilities, net	(12.3)	(3.1)	(27.9)

Net cash consideration	$190.1	$37.1	$289.0

Transaction-related costs and acquisition related fair value adjustments were not material to earnings in 2016, 2015, or 2014.

Pro Forma Financial Information (Unaudited)

The unaudited pro forma information for the periods set forth below gives effect to the 2016 and 2015 acquisitions as if they had occurred as of January 1, 2015. The pro forma information is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisitions been consummated as of that time ($ in millions except per share amounts):

	2016	2015
Sales	$6,251.0	$6,243.3
Net earnings	$871.2	$862.8
Diluted net earnings per share	$2.51	$2.50